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                                  EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statements (Form S-3 No. 33-72370 and Form S-3 No. 33-85398 and Form S-8 No. 333-127179) of
National Health Investors, Inc. of our reports dated January 26, 2004, with respect to the 2003 consolidated financial statements and schedules of National Health Investors, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2005.

                                                      /s/ERNST & YOUNG LLP

Nashville, Tennessee
March 6, 2006